                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 May 28, 2002



                                    Address of principal executive           State or other jurisdiction
Exact name of registrant            offices; zip code; registrant's          of incorporation or
as specified in its                 telephone number, including area         organization; IRS Employer
charter; Commission File No.:       code:                                    Identification No.:
------------------------------     ----------------------------------       -----------------------------
DQE, Inc.                           411 Seventh Avenue                       Pennsylvania
1-10290                             Pittsburgh, PA  15219                    25-1598483
                                    412-393-6000

Duquesne Light Company              411 Seventh Avenue                       Pennsylvania
1-956                               Pittsburgh, PA  15219                    25-0451600
                                    412-393-6000
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
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Items 1-4.  Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.

     Incorporated herein by reference to Exhibit 99.1 is a press release, issued on May 28, 2002.

Item 6.   Not applicable.

Item 7.   Financial Statements and Exhibits.

          99.1   Press release issued on May 28, 2002.

Items 8-9.  Not applicable.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  DQE, Inc.
                                             --------------------
                                                 (Registrant)

Date      May 29, 2002                     /s/ Frosina C. Cordisco
     -------------------------           ----------------------------
                                                 (Signature)
                                             Frosina C. Cordisco
                                         Vice President and Treasurer


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Duquesne Light Company
                                         ----------------------------
                                                 (Registrant)


Date        May 29, 2002                   /s/ Frosina C. Cordisco
     -------------------------           ----------------------------
                                                 (Signature)
                                             Frosina C. Cordisco
                                         Vice President and Treasurer

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